Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Navitas Semiconductor Corporation (the “Company”) for the fiscal quarter ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Gene Sheridan, President and Chief Executive Officer, and principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 16, 2022    /s/ Gene Sheridan
    Gene Sheridan
    President and Chief Executive Officer
    (principal executive officer)